ORTEC INTERNATIONAL, INC.

2005 STOCK OPTION PLAN

1.	Purpose; Construction.

(a) The purpose of the Ortec International, Inc. 2005 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to employees, executive officers, directors, consultants and advisors of Ortec International, Inc. (the “Company”), or any parent or subsidiary of the Company which now exists or here after is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as officers, employees, directors, consultants or advisors to increase their efforts on behalf of the Company and to promote the success of the Company’s business.

(b) The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2.	Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a) “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” shall mean the Stock Option Committee of the Board and/or a subcommittee thereof, or such other committee as the Board may designate from time to time to administer the Plan.

(e) “Common Stock” shall mean shares of common stock, par value $.001 per share, of the Company.

(f) “Company” shall mean Ortec International, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(g) “Corporate Transaction” means any of the following transactions:

(h) a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(i) “Disability” shall mean a Grantee’s inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Company.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k) “Fair Market Value” per share as of a particular date shall mean(i) the closing sale price per share of common stock on the national securities exchange on which the common stock is principally traded for such date or the last preceding date on which there was a sale of such common stock on such exchange, as the Committee shall determine, or (ii) if the shares of common stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of common stock in such over-the-counter market for the last preceding date on which there was a sale of such common stock in such market, or (iii) if the shares of common stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion using good faith, shall determine.

(l) “Grantee” shall mean a person who receives a grant of Options under the Plan.

(m) “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(o) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Related Entity.

(p) “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(q) “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of common stock.

(r) “Option Agreement” shall have the meaning set forth in Section 6.

(s) “Option Price” shall mean the exercise price of the shares of common stock covered by an Option.

(t) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(u) “Plan” means this Ortec International, Inc. 2005 Stock Option Plan, as such may be amended from time to time.

(v) “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a controlling ownership interest, directly or indirectly.

(w) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(x) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(y) “Tax Event” shall have the meaning set forth in Section 14.

(z) “Ten Percent Stockholder” shall mean a Grantee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.	Administration.

(a) The Plan shall be administered by the Committee, the members of which shall, except as may otherwise be determined by the Board, be “non-employee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code. Notwithstanding the previous sentence, the Board may reserve the right to exercise from time to time all powers of the Committee set forth herein.

(b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of common stock covered by each option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) All decisions, determinations and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4.	Shares Subject to the Plan.

The number of shares of Common Stock available for grant under the Plan shall not exceed 1,000,000 shares (subject to adjustment as provided in Section 9 hereof).

5.	Eligibility.

Awards may be granted to employees, executive officers, directors, consultants and advisors of the Company or of any Related Entity. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 11 hereof. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

6.	Terms and Conditions of Options.

(a) Option Agreement. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board shall be deemed to be employment with the Company.

(b) Number of Shares. Each Option Agreement shall state the number of shares of common stock to which the Option relates.

(c) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d) Option Price. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of common stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 9 hereof.

(e) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of common stock (whether then owned by the Grantee or issuable upon exercise of the Option) having a Fair Market Value equal to such Option Price or in a combination of cash and common stock, including a cashless exercise procedure through a broker-dealer; provided, however, that in the case of an Incentive Stock Option the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f) Term and Exercisability of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Section 6(g) hereof. An Option may be exercised, as to any or all full shares of common stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Company’s transfer agent or other administrator designated by the Company, specifying the number of shares of common stock with respect to which the Option is being exercised.

(g) Termination.

(A)

Unless otherwise determined by the Board, if the employment of a Grantee shall be terminated voluntarily by the Grantee or for cause, then such Grantee’s Options shall expire forthwith. Except as provided in subparagraph (B) or (C) hereof, if such employment or services shall terminate for any other reason, then such Options, to the extent vested, may be exercised at any time within three (3) months after such termination. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent of such corporation) which has assumed the Options of the Company as a result of a corporate reorganization shall not be considered to have terminated his or her employment.

(B)

If the holder of any vested Options under the Plan dies (i) while employed by the Company or a subsidiary of the Company (or while maintaining a director, consultant or advisor relationship with, the Company or a Related Entity), or (ii) within thirty days after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may, be exercised by the estate of the employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within 180 days after such death.

(C)

If the holder of any vested Options under the Plan ceases employment because of a Disability while employed by the Company or a subsidiary of the Company, then such Options may, be exercised at any time within 180 days after his termination of employment due to his Disability.

(h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may approve.

7.	Non-Qualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8.	Qualified Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof:

(a) Limitation on Value of Shares. To the extent that the aggregate Fair Market Value of shares of common stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of common stock shall be determined as of the date that the Option with respect to such shares was granted.

(b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of common stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.	Effect of Certain Changes.

(a) Adjustments Upon Changes in Capitalization. In the event of any extraordinary dividend, stock dividend (including a spin-off or split-off of a Subsidiary), recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the number of shares of common stock available for awards under the Plan, (ii) the number of such shares covered by outstanding Options and/or (iii) the price per share of Options, in each such case so as to reflect such event and preserve the value of such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b) Change in Common Stock. In the event of a change in the common stock of the Company as presently constituted that is limited to a change of all of its authorized shares of common stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of the Plan.

10.	Corporate Transaction.

Unless otherwise provided in the applicable agreement, in the event of a Corporate Transaction, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board or Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder from being disqualified as an Incentive Stock Option under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

11.	Non-Employee Director Options.

The provisions of this Section 11 shall apply only to certain grants of Options to Non-Employee Directors, as provided below. Except as set forth in this Section 11, the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan, a Non-Employee Director’s service as a member of the Board shall be deemed to be employment with the Company.

(a) General. Non-Employee Directors shall receive Nonqualified Stock Options in accordance with this Section 11. The Option Price per share of common stock purchasable under Options granted to Non-Employee Directors shall be the Fair Market Value of a share on the date of grant.

(b) Vesting. Unless determined otherwise by the Committee or the Board, each option granted under this Section 11 shall be fully exercisable on the date of grant.

(c) Duration. Unless determined otherwise by the Committee or the Board, each Option granted to a Non-Employee Director shall expire on the first to occur of (i) the tenth anniversary of the date of grant of the Option, (ii) the first anniversary of the Non-Employee Director’s termination of service as a member of the Board other than for Cause or (iii) forthwith upon the Non-Employee Director’s removal from the Board for Cause.

(d) Definition of “cause.” For purposes of this Section 11, “cause” shall mean the termination of service as a member of the Board by a Non-Employee Director due to any act of (i) fraud or intentional misrepresentation, (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, or (iii) any other act deemed by the Board to be detrimental to the Company.

12.	Period of Grants.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from December 29, 2004, the date the Plan was initially adopted by the Board and the Company’s stockholders.

13.	Transferability.

(a) Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b) Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as may be evidenced by a writing signed by the Company and the Grantee, or in such other matter as the Committee shall provide. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 14 hereof.

(c) The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

14.	Agreement by Grantee Regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option (a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that a Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. The withholding obligation may be satisfied by the withholding or delivery of common stock.

15.	Rights as a Stockholder.

A Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9(a) hereof.

16.	No Rights to Employment.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or in a consultant relationship with, the Company or any Related Entity or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Related Entity to terminate such Grantee’s employment.

17.	Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

18.	Stockholder Approval; Amendment and Termination.

(a) Stockholder Approval. The Plan initially became effective when adopted by the Board on December 29, 2004 and shall terminate on the tenth anniversary of such date.

(b) Amendment and Termination of the Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 12(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

19.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.